EXHIBIT 32.1

GENERATION NEXT FRANCHISE BRANDS, INC.

CERTIFICATION OF

PRINCIPAL EXECUTIVE AND FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. §1350

(SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

In connection with the Quarterly Report of Generation NEXT Franchise Brands, Inc. (the "Company") on Form 10-Q for the quarter ended March 31, 2017, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Arthur S. Budman, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 22, 2017	/s/ Arthur S. Budman
Arthur S. Budman
Chief Executive Officer (Principal Executive Officer) and Chief Financial Officer (Principal Financial Officer)